EXHIBIT 21                 TELEPHONE AND DATA SYSTEMS, INC.
                         SUBSIDIARY AND AFFILIATED COMPANIES
                                   DECEMBER 31,1996

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                                                                                         STATE OF
                             TDS COMPANIES                                               INCORPORATION
                             -------------                                               -------------
         TELEPHONE COMPANIES
         -------------------
         TDS TELECOMMUNICATIONS CORPORATION                                              DELAWARE

         NORTHEAST REGION
         ----------------
         CHICHESTER TELEPHONE COMPANY, INC.                                              NEW HAMPSHIRE
         DEPOSIT TELEPHONE COMPANY, INC.                                                 NEW YORK
         EDWARDS TELEPHONE COMPANY, INC.                                                 NEW YORK
         HAMPDEN TELEPHONE COMPANY                                                       MAINE
         HARTLAND & ST. ALBANS TELEPHONE COMPANY                                         MAINE
         THE ISLAND TELEPHONE COMPANY                                                    MAINE
         KEARSARGE TELEPHONE COMPANY                                                     NEW HAMPSHIRE
         LUDLOW TELEPHONE COMPANY                                                        VERMONT
         MAHANOY & MAHANTANGO TELEPHONE COMPANY                                          PENNSYLVANIA
         MERIDEN TELEPHONE COMPANY, INC.                                                 NEW HAMPSHIRE
         NORTHFIELD TELEPHONE COMPANY                                                    VERMONT
         ORISKANY FALLS TELEPHONE CORP.                                                  NEW YORK
         PERKINSVILLE TELEPHONE COMPANY, INC.                                            VERMONT
         PORT BYRON TELEPHONE COMPANY                                                    NEW YORK
         SOMERSET TELEPHONE COMPANY                                                      MAINE
         SUGAR VALLEY TELEPHONE COMPANY                                                  PENNSYLVANIA
         VERNON TELEPHONE COMPANY, INC.                                                  NEW YORK
         WARREN TELEPHONE COMPANY                                                        MAINE
         WEST PENOBSCOT TELEPHONE & TELEGRAPH COMPANY                                    MAINE

         SOUTHEAST REGION
         ----------------
         AMELIA TELEPHONE CORPORATION                                                    VIRGINIA
         BARNARDSVILLE TELEPHONE COMPANY                                                 NORTH CAROLINA
         BLUE RIDGE TELEPHONE COMPANY                                                    GEORGIA
         BUTLER TELEPHONE COMPANY, INC.                                                  ALABAMA
         CALHOUN CITY TELEPHONE COMPANY. INC.                                            MISSISSIPPI
         CAMDEN TELEPHONE AND TELEGRAPH COMPANY                                          GEORGIA
         CONCORD TELEPHONE EXCHANGE, INC.                                                TENNESSEE
         GOSHEN TELEPHONE COMPANY                                                        ALABAMA
         GROVE HILL TELEPHONE CORPORATION                                                ALABAMA
         HUMPHREYS COUNTY TELEPHONE COMPANY                                              TENNESSEE
         LESLIE COUNTY TELEPHONE COMPANY                                                 KENTUCKY
         LEWISPORT TELEPHONE COMPANY, INC.                                               KENTUCKY
         McCLELLANVILLE TELEPHONE COMPANY, INC.                                          SOUTH CAROLINA
         MYRTLE TELEPHONE COMPANY                                                        MISSISSIPPI
         NELSON-BALL GROUND TELEPHONE COMPANY                                            GEORGIA
         NEW CASTLE TELEPHONE COMPANY                                                    VIRGINIA
         NORWAY TELEPHONE COMPANY                                                        SOUTH CAROLINA
         OAKMAN TELEPHONE COMPANY, INC.                                                  ALABAMA
         PEOPLES TELEPHONE COMPANY                                                       ALABAMA
         QUINCY TELEPHONE COMPANY                                                        FLORIDA
         SALEM TELEPHONE COMPANY, INC.                                                   KENTUCKY
         SALUDA MOUNTAIN TELEPHONE COMPANY                                               NORTH CAROLINA
         SERVICE TELEPHONE COMPANY, INC.                                                 NORTH CAROLINA
         SOUTHEAST MISSISSIPPI TELEPHONE COMPANY, INC.                                   MISSISSIPPI
         ST STEPHEN TELEPHONE COMPANY                                                    SOUTH CAROLINA
         TELLICO TELEPHONE COMPANY, INC.                                                 TENNESSEE
         TENNESSEE TELEPHONE COMPANY                                                     TENNESSEE
         VIRGINIA TELEPHONE COMPANY                                                      VIRGINIA
         WILLISTON TELEPHONE COMPANY                                                     SOUTH CAROLINA

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                                                                                         STATE OF
                             TDS COMPANIES                                               INCORPORATION
                             -------------                                               -------------
         WESTERN DIVISION
         ----------------
         ARIZONA TELEPHONE COMPANY                                                       ARIZONA
         ASOTIN TELEPHONE COMPANY                                                        WASHINGTON
         CLEVELAND COUNTY TELEPHONE CO., INC.                                            ARKANSAS
         DECATUR TELEPHONE CO.                                                           ARKANSAS
         DELTA COUNTY TELE-COMM, INC.                                                    COLORADO
         HAPPY VALLEY TELEPHONE COMPANY                                                  CALIFORNIA
         HOME TELEPHONE COMPANY                                                          OREGON
         HORNITOS TELEPHONE COMPANY                                                      CALIFORNIA
         LEWIS RIVER TELEPHONE COMPANY, INC.                                             WASHINGTON
         MCDANIEL TELEPHONE COMPANY                                                      DELAWARE
         MID-AMERICA TELEPHONE, INC.                                                     OKLAHOMA
         NEW LONDON TELEPHONE COMPANY                                                    MISSOURI
         OKLAHOMA COMMUNICATION SYSTEMS, INC.                                            OKLAHOMA
         ORCHARD FARM TELEPHONE COMPANY                                                  MISSOURI
         POTLATCH TELEPHONE COMPANY                                                      IDAHO
         SOUTHWESTERN TELEPHONE COMPANY                                                  ARIZONA
         STOUTLAND TELEPHONE COMPANY                                                     MISSOURI
         STRASBURG TELEPHONE COMPANY                                                     COLORADO
         TROY TELEPHONE COMPANY, INC.                                                    IDAHO
         WINTERHAVEN TELEPHONE COMPANY                                                   CALIFORNIA
         WYANDOTTE TELEPHONE CO.                                                         OKLAHOMA

         MIDWEST REGION
         --------------
         ARVIG TELEPHONE COMPANY                                                         MINNESOTA
         BADGER TELECOM, INC.                                                            WISCONSIN
         BLACK EARTH TELEPHONE COMPANY, INC.                                             WISCONSIN
         BONDUEL TELEPHONE COMPANY                                                       WISCONSIN
         BRIDGE WATER TELEPHONE COMPANY                                                  MINNESOTA
         BURLINGTON, BRIGHTON & WHEATLAND TELEPHONE COMPANY                              WISCONSIN
         CENTRAL STATE TELEPHONE COMPANY                                                 WISCONSIN
         DANUBE TELEPHONE COMPANY                                                        MINNESOTA
         EASTCOAST TELECOM, INC.                                                         WISCONSIN
         GRANTLAND TELECOM, INC.                                                         WISCONSIN
         MIDWAY TELEPHONE COMPANY                                                        WISCONSIN
         MID-STATE TELEPHONE COMPANY                                                     MINNESOTA
         MT VERNON TELEPHONE COMPANY                                                     WISCONSIN
         RIVERSIDE TELECOM, INC.                                                         WISCONSIN
         SCANDINAVIA TELEPHONE COMPANY                                                   WISCONSIN
         STOCKBRIDGE & SHERWOOD TELEPHONE COMPANY, INC.                                  WISCONSIN
         TENNEY TELEPHONE COMPANY                                                        WISCONSIN
         UTELCO, INC.                                                                    WISCONSIN
         WAUNAKEE TELEPHONE COMPANY, INC.                                                WISCONSIN
         WINSTED TELEPHONE COMPANY                                                       MINNESOTA

         MID-CENTRAL DIVISION
         --------------------
         ARCADIA TELEPHONE COMPANY                                                       OHIO
         CAMDEN TELEPHONE COMPANY                                                        INDIANA
         CHATHAM TELEPHONE COMPANY                                                       MICHIGAN
         COMMUNICATION CORPORATION OF MICHIGAN                                           MICHIGAN
         COMMUNICATIONS CORPORATION OF INDIANA                                           INDIANA
         COMMUNICATIONS CORPORATION OF SOUTHERN INDIANA                                  INDIANA
         CONTINENTAL TELEPHONE COMPANY                                                   OHIO
         HOME TELEPHONE COMPANY, INC.                                                    INDIANA
         HOME TELEPHONE COMPANY OF PITTSBORO, INC.                                       INDIANA

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                                                                                         STATE OF
                             TDS COMPANIES                                               INCORPORATION
                             -------------                                               -------------
         ISLAND TELEPHONE COMPANY                                                        MICHIGAN
         LITTLE MIAMI COMMUNICATIONS CORPORATION                                         OHIO
         OAKWOOD TELEPHONE COMPANY                                                       OHIO
         SHIAWASSEE TELEPHONE COMPANY                                                    MICHIGAN
         TIPTON TELEPHONE COMPANY                                                        INDIANA
         VANLUE TELEPHONE COMPANY                                                        OHIO
         WOLVERINE TELEPHONE COMPANY                                                     MICHIGAN

         MANAGEMENT SERVICES
         -------------------
         TDS TELECOM, INC. (f.k.a. CENTRAL REGION TSSD, INC.)                            IOWA
         ARVIG CELLULAR, INC.                                                            MINNESOTA
         ARVIG TELCOM, INC.                                                              MINNESOTA
         METROPLEX COMMUNICATIONS CORPORATION                                            WASHINGTON
         METROPLEX OLYMPIA CELLULAR COMMUNICATIONS CORPORATION                           WASHINGTON
         METROPLEX PORTLAND CELLULAR COMMUNICATIONS CORPORATION                          WASHINGTON
         METROPLEX RSA-7 CELLULAR COMMUNICATIONS CORPORATION                             WASHINGTON
         METROPLEX SECURITY COMPANY                                                      WASHINGTON
         US LINK, INC.                                                                   MINNESOTA

         CABLE COMPANIES
         ---------------
         ACORN CABLE COMPANY                                                             WASHINGTON
         21ST CENTURY T.V., INC.                                                         ARIZONA
         CALHOUN ANTENNA SERVICE INC.                                                    MISSISSIPPI
         CAROLINA CABLE T.V. CO., INC.                                                   SOUTH CAROLINA
         COMVIDEO SYSTEMS, INC.                                                          CALIFORNIA
         CONCORD CABLE COMMUNICATIONS CO.                                                TENNESSEE
         CONDON TV SYSTEMS INC.                                                          OREGON
         INTERLAKE CABLEVISION, INC.                                                     MINNESOTA
         HOME CATV                                                                       SOUTH CAROLINA
         KEARSARGE CABLE COMMUNICATIONS INC.                                             NEW HAMPSHIRE
         LEWISPORT CABLE T.V.                                                            KENTUCKY
         METROPLEX CABLE INC.                                                            WASHINGTON
         SEVIER COUNTY CABLE COMMUNICATIONS COMPANY, INC.                                TENNESSEE
         SEVIERVILLE CABLE COMMUNICATIONS COMPANY                                        TENNESSEE
         TDS CABLE COMMUNICATIONS COMPANY, INC.                                          IOWA
         VOLUNTEER TV CABLE CO.                                                          TENNESSEE
         WARREN CABLE COMPANY                                                            MAINE

         SERVICE COMPANIES
         -----------------
         AFFILIATE FUND                                                                  DELAWARE
         AMERICAN COMMUNICATIONS CONSULTANTS, INC.                                       TENNESSEE
         AMERICAN RADIO COMMUNICATIONS, INC.                                             DELAWARE
         COMMVEST, INC.                                                                  DELAWARE
         INTEGRATED COMMUNICATIONS SERVICES, INC.                                        WISCONSIN
         MONROE COMMUNICATIONS CORPORATION                                               WISCONSIN
         NATIONAL TELEPHONE & TELEGRAPH COMPANY                                          CALIFORNIA
         RUDEVCO, INC.                                                                   CALIFORNIA
         RURAL DEVELOPMENT ACQUISITION CORP                                              MARYLAND
         SUTTLE PRESS INC.                                                               WISCONSIN
         TCC, INC.                                                                       TENNESSEE
         TDS DATACOM, INC.                                                               DELAWARE
         TDSNET                                                                          ALABAMA
         TDS REAL ESTATE INVESTMENT CORPORATION                                          WISCONSIN
         TEL RADIO COMMUNICATION PROPERTIES, INC.                                        WISCONSIN

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                                                                                         STATE OF
                             TDS COMPANIES                                               INCORPORATION
                             -------------                                               -------------
         TELECOMMUNICATION TECHNOLOGIES FUND, INC.                                       MARYLAND

         RADIO PAGING COMPANIES
         ----------------------
         AMERICAN PAGING, INC.                                                           DELAWARE
         ADVANCED WIRELESS MESSAGING INC.                                                DELAWARE
         AMERICAN MESSAGING SERVICES, LLC                                                MINNESOTA
         AMERICAN PAGING, INC. (OF ARIZONA)                                              ARIZONA
         AMERICAN PAGING, INC. (OF DISTRICT OF COLUMBIA)                                 D.C.
         AMERICAN PAGING, INC. (OF FLORIDA)                                              FLORIDA
         AMERICAN PAGING, INC. (OF ILLINOIS)                                             ILLINOIS
         AMERICAN PAGING, INC. (OF INDIANA)                                              INDIANA
         AMERICAN PAGING, INC. (OF KENTUCKY)                                             KENTUCKY
         AMERICAN PAGING, INC. (OF MARYLAND)                                             MARYLAND
         AMERICAN PAGING, INC. (OF MINNESOTA)                                            MINNESOTA
         AMERICAN PAGING OF MISSOURI, INC.                                               MISSOURI
         AMERICAN PAGING, INC. (OF OKLAHOMA)                                             OKLAHOMA
         A.P. OF PENNSYLVANIA, INC.                                                      PENNSYLVANIA
         AMERICAN PAGING, INC. (OF TEXAS)                                                TEXAS
         AMERICAN PAGING, INC. (OF UTAH)                                                 UTAH
         AMERICAN PAGING, INC. (OF VIRGINIA)                                             VIRGINIA
         AMERICAN PAGING, INC. (OF WISCONSIN)                                            WISCONSIN
         APPNOC, INC.                                                                    DELAWARE
         APIXUS INC.                                                                     MINNESOTA

         PERSONAL COMMUNICATON SERVICE COMPANIES
         ---------------------------------------
         AERIAL COMMUNICATIONS, INC.                                                     DELAWARE
         APT OPERATING COMPANY, INC.                                                     DELAWARE
         APT ALASKA, INC.                                                                DELAWARE
         APT COLUMBUS, INC.                                                              DELAWARE
         APT GUAM, INC.                                                                  DELAWARE
         APT HOUSTON, INC.                                                               DELAWARE
         APT KANSAS CITY, INC.                                                           DELAWARE
         APT MINNEAPOLIS, INC.                                                           DELAWARE
         APT TAMPA/ ORLANDO, INC.                                                        DELAWARE
         APT OF PITTSBURGH G.P., INC.                                                    DELAWARE
         APT PITTSBURGH LIMITED PARTNERSHIP                                              DELAWARE

         CELLULAR COMPANIES
         ------------------
         UNITED STATES CELLULAR CORPORATION                                              DELAWARE
         UNITED STATES CELLULAR OPERATING COMPANY                                        DELAWARE
         UNITED STATES CELLULAR INVESTMENT COMPANY                                       DELAWARE
         USCC REAL ESTATE CORPORATION                                                    DELAWARE
         USCC PAYROLL CORPORATION                                                        DELAWARE
         CARRY PHONE, INC.                                                               DELAWARE
         CELLVEST, INC.                                                                  DELAWARE
         ILP, INC.                                                                       DELAWARE
         CALIFORNIA RURAL SERVICE AREA #1, INC.                                          CALIFORNIA
         CALIFORNIA RSA #2, INC.                                                         DELAWARE
         CALIFORNIA RSA #9, INC.                                                         CALIFORNIA
         FLORIDA RSA #8, INC.                                                            DELAWARE
         USCOC OF FLORIDA RSA #9, INC.                                                   FLORIDA
         FLORIDA RSA #10, INC.                                                           FLORIDA
         USCOC OF GEORGIA RSA #1, INC.                                                   GEORGIA
         GEORGIA RSA #11, INC.                                                           GEORGIA

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                                                                                         STATE OF
                             TDS COMPANIES                                               INCORPORATION
                             -------------                                               -------------
         USCOC OF HAWAII 3, INC.                                                         DELAWARE
         USCOC OF IDAHO RSA #5, INC.                                                     DELAWARE
         USCOC OF ILLINOIS RSA #1, INC.                                                  VIRGINIA
         ILLINOIS RSA #3, INC.                                                           ILLINOIS
         USCOC OF ILLINOIS RSA #4, INC.                                                  ILLINOIS
         USCOC OF INDIANA RSA #2, INC.                                                   INDIANA
         INDIANA RSA #4, INC.                                                            DELAWARE
         INDIANA RSA #5, INC.                                                            INDIANA
         USCOC OF IOWA RSA #1, INC.                                                      IOWA
         IOWA RSA #3, INC.                                                               DELAWARE
         OHIO STATE CELLULAR PHONE COMPANY, INC.                                         DELAWARE
         IOWA RSA #9, INC.                                                               DELAWARE
         UNITED STATES CELLULAR OPERATING COMPANY - DES MOINES                           IOWA
         IOWA RSA #12, INC.                                                              DELAWARE
         IOWA 13, INC.                                                                   DELAWARE
         USCOC OF IOWA RSA #16, INC.                                                     DELAWARE
         MAINE RSA #1, INC.                                                              MAINE
         MAINE RSA #4, INC.                                                              MAINE
         MAINE RSA NO. 4 LIMITED PARTNERSHIP
         USCOC OF CUMBERLAND, INC.                                                       MARYLAND
         MICHIGAN RSA #4, INC.                                                           MICHIGAN
         USCOC OF MISSOURI RSA #5, INC.                                                  ILLINOIS
         UNITED STATES CELLULAR OPERATING COMPANY OF COLUMBIA                            MISSOURI
         USCOC OF MISSOURI RSA #13, INC.                                                 DELAWARE
         MISSOURI #15 RURAL CELLULAR, INC.                                               MISSOURI
         PEACE VALLEY CELLULAR TELEPHONE COMPANY                                         DELAWARE
         NH #1 RURAL CELLULAR, INC.                                                      NEW HAMPSHIRE
         USCOC OF NEW YORK RSA #6, INC.                                                  DELAWARE
         HUDSON CELLULAR LIMITED PARTNERSHIP
         NORTH CAROLINA RSA #4, INC.                                                     DELAWARE
         RANDOLPH CELLULAR TELEPHONE COMPANY                                             NORTH CAROLINA
         NORTH CAROLINA RSA NO. 6, INC.                                                  CALIFORNIA
         USCOC OF NORTH CAROLINA RSA #7, INC.                                            NORTH CAROLINA
         OHIO RSA #1, INC.                                                               OHIO
         USCOC OF OHIO RSA #7, INC.                                                      COLORADO
         UNITED STATES CELLULAR OPERATING COMPANY OF TULSA, INC.                         OKLAHOMA
         OKLAHOMA OPCO. OF RSA #8, INC.                                                  OKLAHOMA
         USCOC OF TEXAHOMA, INC.                                                         TEXAS
         TEXAHOMA CELLULAR TELEPHONE CORPORATION                                         TEXAS
         TEXAHOMA CELLULAR LIMITED PARTNERSHIP
         OKLAHOMA #9 RURAL CELLULAR, INC.                                                OKLAHOMA
         USCOC OF OKLAHOMA RSA #10, INC.                                                 OKLAHOMA
         OREGON RSA #2, INC.                                                             OREGON
         OREGON RSA #3, INC.                                                             OREGON
         OREGON RSA NO. 3 LIMITED PARTNERSHIP
         USCOC OF OREGON RSA #5, INC.                                                    DELAWARE
         OREGON RSA #6, INC.                                                             OREGON
         UNITED STATES CELLULAR OPERATING COMPANY OF WILLIAMSPORT                        PENNSYLVANIA
         CANTON CELLULAR TELEPHONE COMPANY                                               PENNSYLVANIA
         USCOC OF PENNSYLVANIA RSA #9, INC.                                              DELAWARE
         UNIONTOWN CELLULAR TELCO, INC.                                                  DELAWARE
         FAYETTE - GREENE CELLULAR TELCO, INC.                                           DELAWARE
         PA RURAL SERVICE AREA NO. 9 LIMITED PARTNERSHIP
         BLOCK B CELLULAR CORPORATION                                                    PENNSYLVANIA
         LAUREL HIGHLAND CELLULAR TELEPHONE COMPANY                                      DELAWARE
         TRI - STATE CELLULAR PARTNERSHIP

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

                                                                                         STATE OF
                             TDS COMPANIES                                               INCORPORATION
                             -------------                                               -------------
         PENNSYLVANIA RSA NO. 10B (II) LIMITED PARTNERSHIP
         USCOC OF SOUTH CAROLINA RSA #4, INC.                                            SOUTH CAROLINA
         UNITED STATES CELLULAR INVESTMENT CO. OF NASHVILLE                              TENNESSEE
         TENNESSEE RSA #3, INC.                                                          DELAWARE
         TENNESSEE RSA #4 SUB 2, INC.                                                    TENNESSEE
         TENNESSEE RSA #6 B, INC.                                                        TENNESSEE
         UNITED STATES CELLULAR OPERATING COMPANY OF KNOXVILLE                           TENNESSEE
         UNITED STATES CELLULAR TELEPHONE COMPANY (GREATER KNOXVILLE), L.P.
         TEXAS #20 RURAL CELLULAR, INC.                                                  TEXAS
         TDS V2B ACQUISITION CORP.                                                       DELAWARE
         LAKE CHAMPLAIN CELLULAR PARTNERSHIP
         VERMONT INDEPENDENT CELLULAR TELEPHONE GENERAL PARTNERSHIP
         USCOC OF VIRGINIA RSA #2, INC.                                                  VIRGINIA
         USCOC OF VIRGINIA RSA #4, INC.                                                  ILLINOIS
         VIRGINIA RSA #4, INC.                                                           VIRGINIA
         VIRGINIA RSA #7, INC.                                                           VIRGINIA
         USCOC OF WASHINGTON - 4, INC.                                                   DELAWARE
         WASHINGTON RSA #5, INC.                                                         WASHINGTON
         WESTERN SUB - RSA LIMITED PARTNERSHIP
         MCDANIEL CELLULAR TELEPHONE COMPANY                                             DELAWARE
         USCOC OF WEST VIRGINIA RSA #2, INC.                                             WEST VIRGINIA
         HARDY CELLULAR TELEPONE COMPANY                                                 DELAWARE
         GEORGIA RSA #13, INC.                                                           GEORGIA
         USCOC OF WISCONSIN RSA #6, INC.                                                 DELAWARE
         WISCONSIN RSA #7, INC.                                                          DELAWARE
         WISCONSIN RSA #8, INC.                                                          WISCONSIN
         WISCONSIN RSA GENERAL PARTNER, INC.                                             DELAWARE
         WISCONSIN RSA NO. 8 LIMITED PARTNERSHIP
         USCIC OF FRESNO, INC.                                                           CALIFORNIA
         USCIC OF COLORADO RSA #3, INC.                                                  DELAWARE
         WESTERN COLORADO CELLULAR, INC.                                                 COLORADO
         WESTERN COLORADO CELLULAR OF COLORADO LIMITED PARTNERSHIP
         IDAHO INVCO OF RSA #1, INC.                                                     DELAWARE
         IDAHO RSA NO. 1 LIMITED PARTNERSHIP
         MINNESOTA INVCO OF RSA #5, INC.                                                 DELAWARE
         MINNESOTA INVCO OF RSA #7, INC.                                                 DELAWARE
         MINNESOTA INVCO OF RSA #8, INC.                                                 DELAWARE
         MINNESOTA INVCO OF RSA #9, INC.                                                 DELAWARE
         MINNESOTA INVCO OF RSA #10, INC.                                                DELAWARE
         MINNESOTA INVCO OF RSA #11, INC.                                                DELAWARE
         USCIC OF NORTH CAROLINA RSA #1, INC.                                            DELAWARE
         NORTH CAROLINA RSA 1 PARTNERSHIP
         TEXAS INVCO OF RSA #6, INC.                                                     DELAWARE
         COMMUNITY CELLULAR TELEPHONE COMPANY                                            TEXAS
         TEXAS INVCO OF RSA #17, INC.                                                    DELAWARE
         USCIC OF SEATTLE, INC.                                                          DELAWARE
         WISCONSIN INVCO OF RSA #7, INC.                                                 DELAWARE
         UNITED STATES CELLULAR INVESTMENT COMPANY OF ROCKFORD                           DELAWARE
         UNITED STATES CELLULAR OPERATING COMPANY OF ATLANTIC CITY, INC.                 NEW JERSEY
         UNITED STATES CELLULAR OPERATING COMPANY OF BANGOR                              MAINE
         BANGOR CELLULAR TELEPHONE, L.P.                                                 DELAWARE
         UNITED STATES CELLULAR OPERATING COMPANY OF BILOXI                              MISSISSIPPI
         UNITED STATES CELLULAR OPERATING COMPANY OF CEDAR RAPIDS                        DELAWARE
         CEDAR RAPIDS CELLULAR TELEPHONE, L.P.
         USCOC OF CHARLOTTESVILLE, INC.                                                  VIRGINIA
         CHARLOTTESVILLE CELLULAR PARTNERSHIP

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

                                                                                         STATE OF
                             TDS COMPANIES                                               INCORPORATION
                             -------------                                               -------------
         USCOC OF CORPUS CHRISTI, INC.                                                   TEXAS
         UNITED STATES CELLULAR OPERATING COMPANY - QUAD CITIES                          IOWA
         DAVENPORT CELLULAR TELEPHONE COMPANY, INC.                                      DELAWARE
         DAVENPORT CELLULAR TELEPHONE COMPANY
         UNITED STATES CELLULAR OPERATING COMPANY OF DUBUQUE                             IOWA
         DUBUQUE CELLULAR TELEPHONE, L.P.                                                DELAWARE
         UNITED STATES CELLULAR OPERATING COMPANY OF EVANSVILLE, INC.                    INDIANA
         EVANSVILLE CELLULAR TELEPHONE COMPANY
         UNITED STATES CELLULAR OPERATING COMPANY OF FT. PIERCE                          FLORIDA
         CENTRAL FLORIDA CELLULAR TELEPHONE COMPANY, INC.                                FLORIDA
         UNITED STATES CELLULAR OPERATING COMPANY OF JOPLIN                              MISSOURI
         JOPLIN CELLULAR TELEPHONE COMPANY, INC.                                         DELAWARE
         TRI - STATES CELLULAR COMMUNICATIONS, INC.                                      MISSOURI
         JOPLIN CELLULAR TELEPHONE COMPANY, L.P.
         UNITED STATES CELLULAR OPERATING COMPANY OF LACROSSE, INC.                      WISCONSIN
         LACROSSE  CELLULAR TELEPHONE COMPANY, INC.                                      DELAWARE
         LAR - TEX CELLULAR TELEPHONE COMPANY, INC.                                      DELAWARE
         UNITED STATES CELLULAR OPERATING COMPANY OF LEWISTON - AUBURN                   MAINE
         LEWISTON CELLTELCO PARTNERSHIP
         UNITED STATES CELLULAR OPERATING COMPANY OF MANCHESTER - NASHUA, INC.           NEW HAMPSHIRE
         MANCHESTER - NASHUA CELLULAR TELEPHONE, L.P.
         UNITED STATES CELLULAR OPERATING COMPANY OF MEDFORD                             OREGON
         MEDFORD PAGING, INC.                                                            OREGON
         UNITED STATES CELLULAR OPERATING COMPANY OF OWENSBORO                           DELAWARE
         OWENSBORO CELLULAR TELEPHONE, L.P.
         USCOC OF PORTLAND, INC.                                                         MAINE
         UNITED STATES CELLULAR OPERATING COMPANY OF POUGHKEEPSIE, INC.                  NEW YORK
         UNITED STATES CELLULAR OPERATING COMPANY OF RICHLAND                            WASHINGTON
         TRI - CITIES PAGING, INC.                                                       WASHINGTON
         UNITED STATES CELLULAR OPERATING COMPANY OF ROCHESTER                           MINNESOTA
         DRGP, INC.                                                                      DELAWARE
         ROCHESTER CELLULAR TELEPHONE COMPANY, L.P.
         USCOC OF TALLAHASSEE, INC.                                                      FLORIDA
         TULSA GENERAL PARTNER, INC.                                                     DELAWARE
         UNITED STATES CELLULAR TELEPHONE COMPANY (GREATER TULSA)
         USCOC OF VICTORIA, INC.                                                         TEXAS
         VICTORIA CELLULAR PARTNERSHIP
         VICTORIA CELLULAR CORPORATION                                                   TEXAS
         UNITED STATES CELLULAR OPERATING COMPANY OF WATERLOO                            IOWA
         WATERLOO / CEDAR FALLS CELLTELCO PARTNERSHIP
         UNITED STATES CELLULAR OPERATING COMPANY OF WAUSAU, INC.                        WISCONSIN
         WAUSAU CELLULAR TELEPHONE COMPANY LIMITED PARTNERSHIP
         UNITED STATES CELLULAR OPERATING COMPANY OF YAKIMA                              WASHINGTON
         YAKIMA MSA LIMITED PARTNERSHIP
         YAKIMA VALLEY PAGING LIMITED PARTNERSHIP
         UNITED STATES CELLULAR INVESTMENT CO. OF ALLENTOWN                              PENNSYLVANIA
         USCIC OF AMARILLO. INC.                                                         DELAWARE
         UNITED STATES CELLULAR INVESTMENT COMPANY OF BATON ROUGE                        LOUISIANA
         CAPITOL CELLULAR, INC.                                                          LOUISIANA
         CSII OF BATON ROUGE, INC.                                                       DELAWARE
         STAR CELLULAR COMMUNICATIONS, INC.                                              LOUISIANA
         STAR CELLULAR TELEPHONE COMPANY, INC.                                           DELAWARE
         BATON ROUGE MSA LIMITED PARTNERSHIP
         UNITED STATES CELLULAR INVESTMENT COMPANY OF BINGHAMTON, INC.                   NEW YORK
         CELLULAR AMERICA TELEPHONE COMPANY                                              PENNSYLVANIA


                                                                                         STATE OF
                             TDS COMPANIES                                               INCORPORATION
                             -------------                                               -------------
         USCIC OF BROWNSVILLE, INC.                                                      DELAWARE
         UNITED STATES CELLULAR INVESTMENT COMPANY OF EAU CLAIRE, INC.                   WISCONSIN
         UNIVERSAL CELLULAR FOR EAU CLAIRE MSA, INC.                                     WISCONSIN
         LAVACA CELLULAR TELEPHONE COMPANY                                               OKLAHOMA
         UNITED STATES CELLULAR INVESTMENT COMPANY OF GALVESTON                          TEXAS
         UNITED STATES CELLULAR INVESTMENT COMPANY OF GREEN BAY, INC.                    WISCONSIN
         UNITED STATES CELLULAR INVESTMENT COMPANY OF HUNTSVILLE, INC.                   ALABAMA
         UNITED STATES CELLULAR INVESTMENT COMPANY OF IOWA CITY                          IOWA
         USCIC OF JACKSON, INC.                                                          DELAWARE
         UNITED STATES CELLULAR INVESTMENT COMPANY OF LAFAYETTE                          LOUISIANA
         UNITED STATES CELLULAR INVESTMENT CORPORATION OF LOS ANGELES                    INDIANA
         USCIC OF MCALLEN, INC.                                                          DELAWARE
         USCIC OF OCALA, INC.                                                            FLORIDA
         FOUR D, LTD.                                                                    MICHIGAN
         UNITED STATES CELLULAR INVESTMENT CO. OF OKLAHOMA CITY, INC.                    OKLAHOMA
         UNITED STATES CELLULAR INVESTMENT COMPANY OF PORTSMOUTH, INC.                   NEW HAMPSHIRE
         UNITED STATES CELLULAR INVESTMENT COMPANY OF RALEIGH - DURHAM                   DELAWARE
         CAROLINA CELLULAR, INC.                                                         NORTH CAROLINA
         UNITED STATES CELLULAR INVESTMENT COMPANY OF SANTA CRUZ, INC.                   CALIFORNIA
         UNITED STATES CELLULAR INVESTMENT COMPANY OF SARASOTA                           FLORIDA
         UNITED STATES CELLULAR INVESTMENT COMPANY OF ST. CLOUD, INC.                    MINNESOTA
         UNITED STATES CELLULAR INVESTMENT COMPANY OF WHEELING                           WEST VIRGINIA

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